Other (Income)/Deductions - Net	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
Other (Income)/Deductions - Net

Note 4. Other (Income)/Deductions—Net

The following table provides components of Other (income)/deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2015	2014	2013
Interest income(a)	$(471)	$(425)	$(403)
Interest expense(a)	1,199	1,360	1,414
Net interest expense	728	935	1,011
Foreign currency loss related to Venezuela(b)	806	—	—
Royalty-related income(c)	(922)	(1,002)	(523)
Patent litigation settlement income(d)	—	—	(1,342)
Other legal matters, net(e)	975	993	35
Gain associated with the transfer of certain product rights(f)	—	—	(459)
Net gains on asset disposals(g)	(232)	(288)	(320)
Certain asset impairments(h)	818	469	878
Business and legal entity alignment costs(i)	282	168	—
Costs associated with the Zoetis IPO(j)	—	—	18
Other, net(k)	403	(265)	170
Other (income)/deductions––net	$2,860	$1,009	$(532)

(a)
2015 v. 2014––Interest income increased primarily due to higher investment returns. Interest expense decreased, primarily due to the repayment of a portion of long-term debt in the first quarter of 2015 and the benefit of the effective conversion of some fixed-rate liabilities to floating-rate liabilities. 2014 v. 2013––Interest income increased due to higher cash equivalents and investment balances. Interest expense decreased, primarily due to the benefit of the effective conversion of some fixed-rate liabilities to floating-rate liabilities. Capitalized interest expense totaled $32 million in 2015, $41 million in 2014 and $32 million in 2013.

(b)
In 2015, represents a foreign currency loss related to recent conditions in Venezuela, that had us resolve that our Venezuelan bolivar-denominated net monetary assets that are subject to revaluation are no longer expected to be settled at the Venezuelan government CENCOEX official rate of 6.30, but rather at the SIMADI rate of 200, the lowest official rate. Those conditions included the inability to obtain significant conversions of Venezuelan bolivars related to intercompany U.S. dollar denominated accounts, an evaluation of the effects of the implementation of a fourth-quarter 2015 operational restructuring, resulting in a 36% reduction in our labor force in Venezuela, and our expectation of the changes in Venezuela’s responses to changes in its economy.

(c)
Royalty related income increased in 2014 primarily due to royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, the co-promotion term of the collaboration agreement for Enbrel in the U.S. and Canada expired, and Pfizer became entitled to royalties until October 31, 2016.

(d)
In 2013, reflects income from a litigation settlement with Teva Pharmaceutical Industries Ltd. (Teva) and Sun Pharmaceutical Industries Ltd. (Sun) for patent-infringement damages resulting from their “at-risk” launches of generic Protonix in the U.S. As of December 31, 2014, all amounts due had been collected.

(e)
In 2015, primarily includes $784.6 million related to an agreement in principle reached in February 2016 to resolve claims alleging that Wyeth's practices relating to the calculation of Medicaid rebates for its drug Protonix (pantoprazole sodium) between 2001 and 2006, several years before Pfizer acquired Wyeth in 2009, violated the Federal Civil False Claims Act and other laws (for additional information, see Note 17A4). In 2014, primarily includes approximately $610 million for Neurontin-related matters (including off-label promotion actions and antitrust actions), $400 million to resolve a securities class action against Pfizer in New York federal court (for additional information, see Note 17A5), and approximately $56 million for an Effexor-related matter, partially offset by $130 million of income from the reversal of two legal accruals where a loss is no longer deemed probable.

(f)	In 2013, represents the gain associated with the transfer of certain product rights to Hisun Pfizer. For additional information, see Note 2E.

(g)
In 2015, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $164 million; (ii) gross realized losses on sales of available-for-sale debt securities of $960 million; (iii) net gain of $937 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; (iv) gains on sales/out-licensing of product and compound rights of approximately $90 million; and (v) gains on sales of investments in private equity securities of approximately $3 million. Proceeds from the sale of available-for-sale securities were $4.3 billion in 2015.

In 2014, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $76 million; (ii) gross realized gains on sales of available-for-sale debt securities of $138 million; (iii) gross realized losses on sales of available-for-sale debt securities of $436 million; (iv) net gain of $323 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; (v) gains on sales/out-licensing of product and compound rights of approximately $135 million; and (vi) gains on sales of investments in private equity securities of approximately $39 million. Proceeds from the sale of available-for-sale securities were $10.2 billion in 2014.
In 2013, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $87 million; (ii) gross realized gains on sales of available-for-sale debt securities of $442 million; (iii) gross realized losses on sales of available-for-sale debt securities of $310 million; (iv) net loss of $137 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; and (v) a gain of $170 million on the sale of various product rights, including a portion of our in-licensed generic sterile injectables portfolio. Proceeds from the sale of available-for-sale securities were $15.2 billion in 2013.

(h)
In 2015, primarily includes an impairment loss of $463 million related to Pfizer’s 49%-owned equity-method investment with Zhejiang Hisun Pharmaceuticals Co., Ltd. (Hisun) in China, Hisun Pfizer (for additional information concerning Hisun Pfizer, see Note 2E) and intangible asset impairment charges of $323 million, reflecting (i) $132 million related to indefinite-lived brands; (ii) $120 million related to developed technology rights for the treatment of attention deficit hyperactivity disorder; and (iii) $71 million related to IPR&D compounds. The intangible asset impairment charges for 2015 are associated with the following: GEP ($294 million), WRD ($13 million); and Consumer Healthcare ($17 million).

The intangible asset impairment charges for 2015 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, and an increased competitive environment.
In 2014, includes intangible asset impairment charges of $396 million, reflecting (i) $190 million for an IPR&D compound for the treatment of skin fibrosis (full write-off); (ii) $159 million for developed technology rights, primarily related to Quillivant XR; and (iii) $47 million for indefinite-lived brands. The intangible asset impairment charges for 2014 are associated with the following: GIP ($12 million); GEP ($166 million); WRD ($190 million); and Consumer Healthcare ($28 million). In addition, 2014 includes an impairment charge of approximately $56 million related to our investment in Teuto.
The intangible asset impairment charges for 2014 reflect, among other things, updated commercial forecasts; and with regard to IPR&D, the impact of changes to the development program and new scientific findings.
In 2013, includes intangible asset impairment charges of $803 million, reflecting (i) $394 million of developed technology rights (for use in the development of bone and cartilage) acquired in connection with our acquisition of Wyeth; (ii) $227 million related to IPR&D compounds; (iii) $109 million of indefinite-lived brands, primarily related to our biopharmaceutical indefinite-lived brand Xanax/Xanax XR; and (iv) $73 million of other finite-lived intangible assets, related to platform technology, that no longer have an alternative future use. The intangible asset impairment charges for 2013 are associated with the following: GIP ($448 million); GEP ($201 million); WRD ($140 million); and Consumer Healthcare ($14 million). In addition, 2013 includes an impairment charge of approximately $43 million for certain private company investments and an impairment charge of $32 million related to our investment in Teuto.
The intangible asset impairment charges for 2013 reflect, among other things, updated commercial forecasts and, with regard to IPR&D, also reflect the impact of new scientific findings and delayed launch dates.

(i)	Represents expenses for changes to our infrastructure to align our operations, as well as reporting for our business segments established in 2014.

(j)
Represents costs incurred in connection with the IPO of an approximate 19.8% ownership interest in Zoetis. Includes expenditures for banking, legal, accounting and similar services. For additional information, see Note 2D.

(k)
In 2015, includes, among other things, (i) charges of $194 million related to the write-down of assets to net realizable value; (ii) charges of $159 million, reflecting the change in the fair value of contingent consideration liabilities; and (iii) income of $45 million associated with equity-method investees. In 2014, includes, among other things, (i) gains of approximately $40 million, reflecting the change in the fair value of contingent consideration liabilities associated with prior acquisitions; (ii) income associated with equity-method investees of $86 million; (iii) income of $55 million resulting from a decline in the estimated loss on an option to acquire the remaining interest in Teuto; and (iv) a loss of $30 million due to a change in our ownership interest in ViiV. In 2013, includes, among other things, (i) a gain of approximately $114 million, reflecting the change in the fair value of the contingent consideration liabilities associated with a prior acquisition; (ii) an estimated loss of $223 million related to an option to acquire the remaining interest in Teuto; and (iii) a loss of $32 million due to a change in our ownership interest in ViiV. For additional information concerning Teuto and ViiV, see Note 2E.

The asset impairment charges included in Other (income)/deductions––net in 2015 are based on estimates of fair value.

The following table provides additional information about the intangible assets that were impaired during 2015 in Other (income)/deductions––net :
					Year Ended December 31,
	Fair Value(a)				2015
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––IPR&D(b)	$46	$—	$—	$46	$71
Intangible assets––Developed technology rights(b)	85	—	—	85	120
Intangible assets––Indefinite-lived Brands(b)	145	—	—	145	132
Total	$276	$—	$—	$276	$323

(a)	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.

(b)
Reflects intangible assets written down to fair value in 2015. Fair value was determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We started with a forecast of all the expected net cash flows associated with the asset and then applied an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the product and the impact of technological risk associated with IPR&D assets; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.